UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): September 21, 2007
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12961 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
2105 CityWest Blvd.
Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Input/Output, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Certificate of Ownership and Merger
Certificate of Elimination of Series B Preferred Stock
Certificate of Elimination of Series C Preferred Stock
Restated Certificate of Incorporation
Amended Bylaws
Press Release

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On September 21, 2007, our company changed its corporate name from “Input/Output, Inc.” to “ION Geophysical Corporation.” As permitted under Section 253 of the Delaware General Corporation Law (DGCL), a wholly-owned Delaware subsidiary of the company, ION Geophysical Corporation, merged with and into our company in a short-form merger, and as a result of this merger, our Certificate of Incorporation was amended to reflect the change in our corporate name to ION Geophysical Corporation. The merger became effective after we filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, effective at 4:00 p.m. Eastern Time on September 21, 2007. A copy of the Certificate of Ownership and Merger is filed as Exhibit 3.1 hereof and is incorporated herein by reference.
     The name ION Geophysical Corporation will be reflected on the form of new certificates of common stock issued by the Company; the form of certificate shall otherwise remain identical and unchanged to the current form of certificate evidencing our common stock.
     On September 24, 2007, we filed two certificates of elimination with the Delaware Secretary of State’s office in order to eliminate from our Certificate of Incorporation all matters relative to the Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) and the Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”). The Series B Preferred Stock and the Series C Preferred Stock had been authorized and issued in 1999 under Certificates of Designations we filed then with the Delaware Secretary of State’s office. Since then, we have repurchased and reacquired all previously outstanding shares of Series B Preferred Stock and Series C Preferred Stock and have no intention of re-issuing any shares of either Series. The authorized shares of Preferred Stock that had been designated to those Series were returned to the status of authorized and unissued shares of our Preferred Stock, without designation as to series. Copies of the certificates of elimination are filed as Exhibits 3.2 and 3.3 hereto and are incorporated herein by reference.
     Following the filing of the certificates of elimination with the Delaware Secretary of State, on September 24, 2007, we filed, under the provisions of Section 245 of the DGCL, a Restated Certificate of Incorporation. This Restated Certificate of Incorporation incorporated into one document our previously filed Certificate of Incorporation and all amendments thereto, and reflected the change in our corporate name and the elimination of the references to the Series B Preferred Stock and the Series C Preferred Stock. A copy of the Restated Certificate of Incorporation is filed as Exhibit 3.4 hereto and is incorporated herein by reference.
     The effective date for the filing of the certificates of elimination and the Restated Certificate of Incorporation was September 24, 2007.
     The Bylaws of the Company, as amended, have also been amended to reflect the change in name by deleting “Input/Output, Inc.” in the title and elsewhere in the Bylaws, and inserting in lieu thereof “ION Geophysical Corporation.” A copy of the Bylaws of the Company, as so amended, is filed hereto as Exhibit 3.5 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     A copy of the press release announcing the name change is furnished as Exhibit 99.1 to this current report.
     The information in this Item 7.01 and in such press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in that exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

               Not applicable.
(b)	Pro forma financial information.
               Not applicable.
(c)	Shell company transactions.
               Not applicable.
(d)	Exhibits.

Exhibit
Number	Description

3.1	Certificate of Ownership and Merger

3.2	Certificate of Elimination of Series B Preferred Stock

3.3	Certificate of Elimination of Series C Preferred Stock

3.4	Restated Certificate of Incorporation

3.5	Amended Bylaws

99.1	Press Release dated September 21, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2007	ION GEOPHYSICAL CORPORATION
	By:	/s/ ROBERT P. PEEBLER
Robert P. Peebler
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Ownership and Merger

3.2	Certificate of Elimination of Series B Preferred Stock

3.3	Certificate of Elimination of Series C Preferred Stock

3.4	Restated Certificate of Incorporation

3.5	Amended Bylaws

99.1	Press Release dated September 21, 2007

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